UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                             OF ST. PAUL AND USF&G

    The following unaudited pro forma financial information combines the historical consolidated balance sheets and statements of income of St. Paul and USF&G, including their respective subsidiaries, after giving effect to the Merger. The unaudited pro forma condensed combined balance sheet at December 31, 1997, set forth below, gives effect to the Merger as if it had occurred at December 31, 1997. The unaudited pro forma condensed combined statements of income for each of the three years ended December 31, 1997, 1996 and 1995 give effect to the Merger as if it had occurred on January 1, 1995. These statements are prepared on the basis of accounting for the Merger as a "pooling of interests" and are based on the assumptions set forth in the notes thereto.

    The following pro forma financial information has been prepared from, and should be read in conjunction with, the audited historical consolidated financial statements and related notes thereto of St. Paul and USF&G, incorporated by reference herein. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been consummated on the date, or at the beginning of the period for which the Merger is being given effect, nor is it necessarily indicative of future financial position or operating results. See "Where You Can Find More Information."

                               ST. PAUL AND USF&G

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                                               HISTORICAL                PRO FORMA
                                                         -----------------------  ------------------------
                                                          ST. PAUL      USF&G     ADJUSTMENTS   COMBINED
                                                         ----------  -----------  -----------  -----------
                                                             (DOLLARS IN MILLIONS, EXCEPT SHARE DATA)
ASSETS
Investments............................................  $   15,036  $    10,944   $       0   $    25,980
Reinsurance recoverables...............................       1,963        2,355         (12)(6)     4,306
Receivables............................................       1,798          878           0         2,676
Deferred income taxes..................................         845          317          66(9)      1,228
Other assets...........................................       1,859        1,325         (41)(7)     3,143
                                                         ----------  -----------  -----------  -----------
    TOTAL ASSETS.......................................  $   21,501  $    15,819   $      13   $    37,333
                                                         ----------  -----------  -----------  -----------
                                                         ----------  -----------  -----------  -----------

LIABILITIES
Insurance reserves:
  Losses, loss adjustment expenses and policy
    benefits...........................................  $   11,817  $    10,017   $     135(6)$    21,969
  Unearned premiums....................................       2,380        1,148           0         3,528
                                                         ----------  -----------  -----------  -----------
    Total insurance reserves...........................      14,197       11,165         135        25,497
Debt...................................................         783          521           0         1,304
Other liabilities......................................       1,687        1,760          28(8)      3,475
                                                         ----------  -----------  -----------  -----------
    TOTAL LIABILITIES..................................      16,667       13,446         163        30,276
                                                         ----------  -----------  -----------  -----------

Company-obligated mandatorily redeemable preferred
  securities of subsidiary.............................         207          296           0           503
                                                         ----------  -----------  -----------  -----------

SHAREHOLDERS' EQUITY
PREFERRED SHAREHOLDERS' EQUITY.........................          17            0           0            17
                                                         ----------  -----------  -----------  -----------

COMMON:
Common stock...........................................         512        1,417           0         1,929
Retained earnings......................................       3,451          493        (150)(9)     3,794

Other..................................................         647          167           0           814
                                                         ----------  -----------  -----------  -----------
    TOTAL COMMON SHAREHOLDERS' EQUITY..................       4,610        2,077        (150)        6,537
                                                         ----------  -----------  -----------  -----------

    TOTAL SHAREHOLDERS' EQUITY.........................       4,627        2,077        (150)        6,554
                                                         ----------  -----------  -----------  -----------

    TOTAL LIABILITIES, REDEEMABLE PREFERRED SECURITIES
    AND SHAREHOLDERS' EQUITY...........................  $   21,501  $    15,819   $      13   $    37,333
                                                         ----------  -----------  -----------  -----------
                                                         ----------  -----------  -----------  -----------

Book value per common share............................  $    55.06  $     17.84               $     56.08

Common shares outstanding..............................  83,727,800  116,402,199  32,837,060(3) 116,564,860

                            ------------------------

            The accompanying notes are an integral part of these pro
                 forma condensed combined financial statements.

                               ST. PAUL AND USF&G

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 HISTORICAL               PRO FORMA
                                                            ---------------------  -----------------------
                                                            ST. PAUL     USF&G     ADJUSTMENTS   COMBINED
                                                            ---------  ----------  -----------  ----------
                                                               (DOLLARS IN MILLIONS, EXCEPT SHARE DATA)
REVENUES:
  Premiums earned.........................................  $   4,616  $    2,682   $       0   $    7,298
  Net investment income...................................        886         691           0        1,577
  Realized gains..........................................        408          15           0          423
  Asset management-investment banking.....................        262           0           0          262
  Other...................................................         47          16           0           63
                                                            ---------  ----------  -----------  ----------
      Total revenues from continuing operations...........      6,219       3,404           0        9,623
                                                            ---------  ----------  -----------  ----------
EXPENSES:
  Insurance losses, loss adjustment expenses and policy
    benefits..............................................      3,345       2,071         (37)(7)    5,379
  Policy acquisition expenses.............................      1,021         687           0        1,708
  Operating and administrative............................        834         375           5(7)     1,214
                                                            ---------  ----------  -----------  ----------
      Total expenses......................................      5,200       3,133         (32)       8,301
                                                            ---------  ----------  -----------  ----------
      INCOME BEFORE INCOME TAXES..........................      1,019         271          32        1,322
  Income tax expense......................................        246          77          11(9)       334
                                                            ---------  ----------  -----------  ----------
      INCOME FROM CONTINUING OPERATIONS...................  $     773  $      194   $      21   $      988
                                                            ---------  ----------  -----------  ----------
                                                            ---------  ----------  -----------  ----------

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE:
  Basic...................................................  $    9.10  $     1.72               $     8.46
  Diluted.................................................  $    8.39  $     1.63               $     7.85

ADJUSTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic...................................................  83,572,000 111,688,000 31,507,000   115,079,000
  Diluted.................................................  92,261,000 120,109,000 33,883,000   126,144,000

                            ------------------------

            The accompanying notes are an integral part of these pro
                 forma condensed combined financial statements.

                               ST. PAUL AND USF&G

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                              HISTORICAL               PRO FORMA
                                                         ---------------------  -----------------------
                                                         ST. PAUL     USF&G     ADJUSTMENTS   COMBINED
                                                         ---------  ----------  -----------  ----------
                                                            (DOLLARS IN MILLIONS, EXCEPT SHARE DATA)
REVENUES:
  Premiums earned......................................  $   4,448  $    2,731   $       0   $    7,179
  Net investment income................................        807         705           0        1,512
  Realized gains.......................................        219          44           4(7)       267
  Asset management-investment banking..................        220           0           0          220
  Other................................................         40          18           0           58
                                                         ---------  ----------  -----------  ----------
      Total revenues from continuing operations........      5,734       3,498           4        9,236
                                                         ---------  ----------  -----------  ----------
EXPENSES:
  Insurance losses, loss adjustment expenses and policy
    benefits...........................................      3,318       2,181         (28)(7)    5,471
  Policy acquisition expenses..........................        975         707           0        1,682
  Operating and administrative.........................        742         351          12(7)     1,105
                                                         ---------  ----------  -----------  ----------
      Total expenses...................................      5,035       3,239         (16)       8,258
                                                         ---------  ----------  -----------  ----------
      INCOME BEFORE INCOME TAXES.......................        699         259          20          978
  Income tax expense (benefit).........................        141          (2)          7(9)       146
                                                         ---------  ----------  -----------  ----------
      INCOME FROM CONTINUING
        OPERATIONS.....................................  $     558  $      261   $      13   $      832
                                                         ---------  ----------  -----------  ----------
                                                         ---------  ----------  -----------  ----------

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE:
  Basic................................................  $    6.57  $     2.05               $     6.87
  Diluted..............................................  $    6.11  $     1.95               $     6.45

ADJUSTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic................................................  83,474,000 117,674,000 33,196,000(3) 116,670,000
  Diluted..............................................  91,897,000 127,734,000 36,034,000(3) 127,931,000

                            ------------------------

            The accompanying notes are an integral part of these pro
                 forma condensed combined financial statements.

                               ST. PAUL AND USF&G

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                 HISTORICAL               PRO FORMA
                                                            ---------------------  -----------------------
                                                            ST. PAUL     USF&G     ADJUSTMENTS   COMBINED
                                                            ---------  ----------  -----------  ----------
                                                               (DOLLARS IN MILLIONS, EXCEPT SHARE DATA)
REVENUES:
  Premiums earned.........................................  $   3,971  $    2,666   $       0   $    6,637
  Net investment income...................................        741         733           0        1,474
  Realized gains..........................................         85           7           0           92
  Asset management-investment banking.....................        221           0           0          221
  Other...................................................         38          53           0           91
                                                            ---------  ----------  -----------  ----------
      Total revenues from continuing operations...........      5,056       3,459           0        8,515
                                                            ---------  ----------  -----------  ----------
EXPENSES:
  Insurance losses, loss adjustment expenses and policy
    benefits..............................................      2,864       2,178         (32)(6)    5,010
  Policy acquisition expenses.............................        857         714           0        1,571
  Operating and administrative............................        666         372           1(7)     1,039
                                                            ---------  ----------  -----------  ----------
      Total expenses......................................      4,387       3,264         (31)       7,620
                                                            ---------  ----------  -----------  ----------
      INCOME BEFORE INCOME TAXES..........................        669         195          31          895
  Income tax expense (benefit)............................        131         (14)         11(9)       128
                                                            ---------  ----------  -----------  ----------
      INCOME FROM CONTINUING
        OPERATIONS........................................  $     538  $      209   $      20   $      767
                                                            ---------  ----------  -----------  ----------
                                                            ---------  ----------  -----------  ----------

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE:
  Basic...................................................  $    6.26  $     1.63               $     6.29
  Diluted.................................................  $    5.88  $     1.53               $     5.91

ADJUSTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic...................................................  84,385,000 111,474,000 31,447,000(3) 115,832,000
  Diluted.................................................  91,637,000 130,064,000 36,691,000(3) 128,328,000

                            ------------------------

            The accompanying notes are an integral part of these pro
                 forma condensed combined financial statements.

                               ST. PAUL AND USF&G

                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS


1. DESCRIPTION OF TRANSACTIONS

    The Merger Agreement provides that each share of USF&G Common Stock will be converted into and become the right to receive a number of shares of St. Paul Common Stock based upon the Exchange Ratio. For purposes of the unaudited pro forma condensed combined financial statements, an Exchange Ratio of 0.2821 has been assumed. If the maximum Exchange Ratio of 0.2973 were assumed, pro forma combined diluted earnings per share for the years ended December 31, 1997, 1996 and 1995 would be $7.74, $6.35 and $5.82, respectively.

2. RECLASSIFICATIONS AND RESTATEMENTS

    Certain items in USF&G's historical financial statements have been reclassified to conform to St. Paul's presentation.

    St. Paul sold its insurance brokerage operation, Minet, in May 1997. St. Paul's historical financial data for all periods presented reflect Minet as a discontinued operation.

3. PER COMMON SHARE DATA

    The pro forma combined per common share data has been computed based on the combined historical income from continuing operations as adjusted for retroactive changes in certain accounting methods of both companies in order to achieve conformity on the combined historical weighted average common shares outstanding. For purposes of this calculation, USF&G's weighted average common shares outstanding was multiplied by the assumed Exchange Ratio of 0.2821.

4. INTERCOMPANY TRANSACTIONS

    Transactions between St. Paul and USF&G are not material in relation to the pro forma condensed combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

5. RESTRUCTURING CHARGE

    The pro forma condensed combined financial statements do not reflect a planned Merger-related restructuring charge that is currently expected to be between $300 million and $500 million, primarily for costs related to the combination of headquarters, the integration of the information technology systems of St. Paul and USF&G, headcount reduction and legal expenses, because such restructuring charges are non-recurring. Although there can be no assurance that the restructuring charge will fall within the range provided, this range represents management's best estimate based upon the information currently available.

6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

    Liabilities for unpaid losses and loss adjustment expenses related to workers' compensation coverages were discounted to present value in the historical financial statements of USF&G. St. Paul did not discount workers' compensation reserves. On a combined basis, St. Paul and USF&G will discount certain workers' compensation reserves using an interest rate of up to four percent. Accordingly, the pro forma income

                               ST. PAUL AND USF&G
                          NOTES TO UNAUDITED PRO FORMA
              CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)

6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES (CONTINUED) statement adjustments for all periods presented include a reduction in insurance losses and loss adjustment expenses to conform the accounting policies of both companies. Those pro forma adjustments to the condensed combined statements of income for the years ended December 31, 1997, 1996 and 1995 are $46 million, $33 million and $32 million, respectively.

7. SOFTWARE CAPITALIZATION

    Included in USF&G's historical financial statements are capitalized costs for internal use software. These costs were amortized over their useful lives. St. Paul does not capitalize such expenditures. On a combined basis, St. Paul and USF&G do not expect to capitalize development costs for internal use software. Accordingly, the pro forma adjustments for all periods presented conform the historical financial statements of USF&G to the combined presentation. Those pro forma adjustments to the condensed combined statements of income are as follows:

                                                                             YEARS ENDED DECEMBER 31,
                                                                         -----        -----        -----
                                                                                   (IN MILLIONS)
Insurance losses and loss adjustment expenses.....................      $    9        $    5       $   0
Operating and administrative expenses.............................           5            12           1
Realized loss.....................................................           0            (4)          0
                                                                        -------       --------     ------
    Total.............................................................  $   14        $   13       $   1
                                                                        =======       ========     ======

8. ADJUSTMENTS TO RECORD ANTICIPATED TRANSACTION COSTS

    Transaction costs of the Merger, representing investment banker and other professional fees, are expected to be approximately $28 million. The unaudited pro forma condensed combined statements of income do not reflect these charges. The unaudited pro forma condensed combined balance sheet reflects these charges. It is anticipated that these charges will be incurred by St. Paul and USF&G and expensed at the Effective Time, which is currently expected to be in mid-1998.

9. INCOME TAXES

    The income tax effect of adjustments made to the unaudited pro forma condensed combined financial statements was calculated using St. Paul's statutory income tax rate of 35%.

10. STOCK SPLIT

    Historical per share data for St. Paul has been adjusted to reflect a two-for-one split of the St. Paul Common Stock which took place in 1994. All per share amounts contained in the unaudited pro forma condensed combined financial statements and the notes thereto reflect such stock split. This data does not reflect the St. Paul Stock Split.